Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Global Traffic Network, Inc. does hereby certify that:

(a)	the Annual Report on Form 10-K of Global Traffic Network, Inc. for the fiscal year ended June 30, 2011 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b)	information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Global Traffic Network, Inc.

Dated: September 13, 2011	By:	/s/ William L. Yde III
William L. Yde III, Chief Executive Officer
and President (Principal Executive Officer)

Dated: September 13, 2011	By:	/s/ Scott E. Cody
Scott E. Cody, Chief Financial Officer,
Chief Operating Officer and Treasurer (Principal Financial and Accounting Officer)